UNITED STATES OF AMERICA

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 25, 2021 (January 20, 2021)

CHEMUNG FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

New York	0-13888	16-1237038
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

One Chemung Canal Plaza, Elmira, NY 14901

(Address of principal executive offices) (Zip Code)

(607) 737-3711

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading symbol	Name of exchange on which registered
Common stock, par value $0.01 per share	CHMG	Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.16e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) Effective January 20, 2021, the Boards of Directors (“Directors”) of Chemung Financial Corporation (the “Corporation”), and its wholly-owned bank subsidiary, Chemung Canal Trust Company (the “Bank”), elected Raimundo C. Archibold, Jr., CFA. to serve as director of both the Corporation and the Bank. Mr. Archibold’s director’s compensation will be on the same terms as other Directors and in accordance with the provisions of the Chemung Financial Corporation Directors’ Compensation Plan that includes: (i) an annual retainer, (ii) board meeting and committee fees, (iii) eligibility to participate in the Directors’ Deferred Fee Plan and (iv) shares of the Corporation’s common stock. Mr. Archibold is not party to any transaction with the Corporation or the Bank that would require disclosure under Item 404(a) of Securities and Exchange Commission Regulation S-K.

Mr. Archibold is Managing Director of the Schwartz Heslin Group, Inc. in Albany, New York. He is expected to be appointed to the Enterprise Risk Committee of the Corporation, and the Asset/Liability and Trust Committees of the Bank.

ITEM 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Effective on January 20, 2021, the Board of Directors of Chemung Financial Corporation approved an amendment to Article III, Section 3 of the Amended and Restated Bylaws of Chemung Financial Corporation increasing the number of board members from thirteen (13) to fourteen (14). The Amended and Restated Bylaws of Chemung Financial Corporation are attached as Exhibit 3.2 hereto.

ITEM 9.01	Financial Statements and Exhibits

(d)       Exhibits

Exhibit No.

3.2	Amended and Restated Bylaws of Chemung Financial Corporation as amended on January 20, 2021.

99.1	Press Release of Chemung Financial Corporation dated January 25, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CHEMUNG FINANCIAL CORPORATION

January 25, 2021	By:	/s/ Karl F. Krebs
Karl F. Krebs
Chief Financial Officer and Treasurer